UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 23, 2025

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	OTHER EVENTS.

Exchange Offer and Consent Solicitation

DICK’S Sporting Goods, Inc. (the “Company”) previously disclosed that, in connection with its anticipated acquisition (the “Acquisition”) of Foot Locker, Inc. (“Foot Locker”), the Company has commenced an offer to exchange (the “Exchange Offer”) any and all outstanding 4.000% Senior Notes due 2029 issued by Foot Locker (the “Foot Locker Notes”) for up to $400 million aggregate principal amount of new 4.000% Senior Notes due 2029 issued by the Company and a consent payment. In conjunction with the Exchange Offer, the Company, on behalf of Foot Locker, solicited consents (the “Consent Solicitation”) for proposed amendments to the indenture governing the Foot Locker Notes. On June 23, 2025 the Company issued a press release (the “Press Release”) announcing the results of early participation in the Exchange Offer and Consent Solicitation, and that it had extended the offer to eligible holders who validly tender their Foot Locker Notes to receive the early participation premium of $30.00 in principal amount of DICK’S Notes for each $1,000 in principal amount of Foot Locker Notes tendered, for a total consideration of $1,000 in principal amount of DICK’S Notes for each $1,000 in principal amount of Foot Locker Notes tendered. A copy of the Press Release is attached hereto as Exhibit 99.1, to this Current Report on Form 8-K, and is incorporated by reference herein.

Pro Forma Financial Information

In connection with the Exchange Offer and Consent Solicitation, the Company previously disclosed the unaudited pro forma financial information of the Company for the fiscal year ended February 1, 2025, which give effect to the Acquisition on the basis described therein.  The Company is disclosing under this Item 8.01 updated unaudited pro forma financial information of the Company that includes the fiscal quarter ended May 3, 2025.  This information is included in Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS.

This communication does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits.

Exhibit Number	Description
99.1	Press Release issued by DICK’S Sporting Goods, Inc. dated June 23, 2025.
99.2	Unaudited Pro Forma Condensed Combined Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements Involving Known and Unknown Risks and Uncertainties

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified as those that may predict, forecast, indicate or imply future results or performance and by forward-looking words such as “believe”, “anticipate”, “expect”, “estimate”, “predict”, “intend”, “plan”, “project”, “goal”, “will”, “will be”, “will continue”, “will result”, “could”, “may”, “might” or any variations of such words or other words with similar meanings. Any statements about DICK’S, Foot Locker’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. These statements are subject to known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time, many of which may be beyond DICK’S’, Foot Locker’s and the combined company’s control. DICK’S’, Foot Locker’s and the combined company’s future performance and actual results may differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. Forward-looking statements include statements regarding, among other things, the benefits of the Acquisition, including future financial and operating results and the combined company’s plans, objectives, expectations, intentions, growth strategies and culture and other statements that are not historical facts.

Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements include, but are not limited to, current macroeconomic conditions, including prolonged inflationary pressures, potential changes to international trade relations, geopolitical conflicts and adverse changes in consumer disposable income; supply chain constraints, delays and disruptions; fluctuations in product costs and availability due to tariffs, currency exchange rate fluctuations, fuel price uncertainty and labor shortages; changes in consumer demand for products in certain categories and consumer lifestyle changes; intense competition in the sporting goods industry; the overall success of DICK’S’, Foot Locker’s and the combined company’s strategic plans and initiatives; DICK’S’, Foot Locker’s and the combined company’s vertical brand strategy and plans; DICK’S’, Foot Locker’s and the combined company’s ability to optimize their respective distribution and fulfillment networks to efficiently deliver merchandise to their stores and the possibility of disruptions; DICK’S’, Foot Locker’s and the combined company’s dependence on suppliers, distributors, and manufacturers to provide sufficient quantities of quality products in a timely fashion; the potential impacts of unauthorized use or disclosure of sensitive or confidential customer, employee, vendor or other information; the risk of problems with DICK’S’, Foot Locker’s and the combined company’s information systems, including e-commerce platforms; DICK’S’, Foot Locker’s and the combined company’s ability to attract and retain customers, executive officers and employees; increasing labor costs; the effects of the performance of professional sports teams within DICK’S’, Foot Locker’s and the combined company’s core regions of operations; DICK’S’, Foot Locker’s and the combined company’s ability to control expenses and manage inventory shrink; the seasonality of certain categories of DICK’S’, Foot Locker’s and the combined company’s operations and weather-related risks; changes in applicable tax laws, regulations, treaties, interpretations and other guidance; product safety and labeling concerns; the projected range of capital expenditures of DICK’S, Foot Locker and the combined company, including costs associated with new store development, relocations and remodels and investments in technology; plans to return capital to stockholders through dividends and share repurchases, if any; DICK’S’, Foot Locker’s and the combined company’s ability to meet market expectations; the influence of DICK’S’ Class B common stockholders and associated possible scrutiny and public pressure; compliance and litigation risks; DICK’S’, Foot Locker’s and the combined company’s ability to protect their respective intellectual property rights or respond to claims of infringement by third parties; the availability of adequate capital; obligations and other provisions related to DICK’S’, Foot Locker’s and the combined company’s indebtedness; DICK’S’, Foot Locker’s and the combined company’s future results of operations and financial condition; the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the Acquisition; the outcome of any legal proceedings that may be instituted against DICK’S or Foot Locker, including with respect to the Acquisition; the possibility that the Acquisition does not close when expected or at all because required regulatory or shareholder approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Acquisition); the risk that the benefits from the Acquisition, including anticipated cost synergies, may not be fully realized or may take longer to realize than expected; the ability to promptly and effectively integrate the businesses of DICK’S and Foot Locker following the closing of the Acquisition; the dilution caused by the issuance of shares of DICK’S common stock in the Acquisition; the possibility that the Acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the terms of the debt financing incurred in connection with the Acquisition; reputational risk and potential adverse reactions of DICK’S’ or Foot Locker’s customers, employees or other business partners; and the diversion of DICK’S’ and Foot Locker’s management’s attention and time from ongoing business operations and opportunities due to the Acquisition. These factors are not necessarily all of the factors that could cause DICK’S’, Foot Locker’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm DICK’S’, Foot Locker’s or the combined company’s results.

For additional information on these and other factors that could affect DICK’S’ or Foot Locker’s actual results, see the risk factors set forth in DICK’S’ and Foot Locker’s filings with the Securities and Exchange Commission (the “SEC”), including DICK’S’ most recent Annual Report on Form 10-K, filed with the SEC on March 27, 2025, and its other filings with the SEC, and Foot Locker’s most recent Annual Report on Form 10-K, filed with the SEC on March 27, 2025, and its other filings with the SEC. DICK’S and Foot Locker disclaim and do not undertake any obligation to update or revise any forward-looking statement in this communication, except as required by applicable law or regulation. Forward-looking statements included in this communication are made as of the date of this communication.

Additional Information about the Acquisition and Where to Find It

In connection with the Acquisition, DICK’S intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement of Foot Locker that also constitutes a prospectus for the shares of DICK’S common stock to be offered in the Acquisition.  Each of DICK’S and Foot Locker may also file other relevant documents with the SEC regarding the Acquisition. This communication is not a substitute for the proxy statement/prospectus or registration statement or any other document that DICK’S or Foot Locker may file with the SEC.  The definitive proxy statement/prospectus (if and when available) will be mailed to shareholders of Foot Locker.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT DICK’S, FOOT LOCKER, THE ACQUISITION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about DICK’S, Foot Locker and the Acquisition once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov.  Copies of the documents filed with the SEC by DICK’S will be available free of charge on DICK’S’ website at https://investors.dicks.com.  Copies of the documents filed with the SEC by Foot Locker will be available free of charge on Foot Locker’s website at https://investors.footlocker-inc.com.

Participants in the Solicitation

DICK’S, Foot Locker and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Acquisition.  Information about the directors and executive officers of DICK’S is set forth in DICK’S’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on May 2, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001089063/000108906325000054/dks-20250501.htm, under the headings “Corporate Governance,” “Director Compensation,” “Executive Compensation,” “Transactions with Related Persons” and “Stock  Ownership,”  DICK’S’ Annual Report on Form 10-K for the fiscal year ended February 1, 2025, which was filed with the SEC on March 27, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1089063/000108906325000012/dks-20250201.htm, and to the extent holdings of DICK’S securities by its directors or executive officers have changed since the amounts set forth in DICK’S’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership on Form 4, which are filed with the SEC.  Information about the directors and executive officers of Foot Locker is set forth in Foot Locker’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on April 10, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/850209/000110465925033769/tm2425908-3_def14a.htm, under the headings “Governance,” “Director Compensation,” “Executive Compensation” and “Shareholder Ownership,” Foot Locker’s Annual Report on Form 10-K for the fiscal year ended February 1, 2025, which was filed with the SEC on March 27, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/850209/000143774925009620/floc20241213_10k.htm, and to the extent holdings of Foot Locker securities by its directors or executive officers have changed since the amounts set forth in Foot Locker’s proxy statement for its 2025 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership on Form 4, which are filed with the SEC.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Acquisition when such materials become available.  Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.  Copies of the documents filed with the SEC by DICK’S and Foot Locker will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by DICK’S will be available free of charge on DICK’S’ website at https://investors.dicks.com and those filed by Foot Locker will be available free of charge on Foot Locker’s website at https://investors.footlocker-inc.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.

Date: June 23, 2025	By:	/s/ Navdeep Gupta
	Name:	Navdeep Gupta
	Title:	Executive Vice President -
Chief Financial Officer